EXHIBIT 32
                                   ----------

            CERTIFICATION OF PRINCIPAL EXECUTIVE & FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


In connection with the accompanying Quarterly Report on Form 10-QSB of Intercell International Corporation for the quarter ended June 30, 2003, I, Paul H. Metzinger, Chief Executive Officer and Chief Financial Officer of Intercell International Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

     (1) such Quarterly Report on Form 10-QSB of Intercell International Corporation for the quarter ended June 30, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in such Quarterly Report on Form 10-QSB of Intercell International Corporation for the quarter ended June 30, 2003, fairly presents, in all material respects, the financial condition and results of operations of Intercell International Corporation.



                                /s/ Paul  H.  Metzinger
                                --------------------------
                                Paul H. Metzinger, Chief
                                Executive Officer & Chief
                                Financial Officer

Date:    August 18, 2003



A signed original of this written statement required by Section 906 has been provided to Intercell International Corporation and will be retained by Intercell International Corporation and furnished to the Securities and Exchange Commission or its staff upon request.


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